UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2023

SMART GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-38102

Cayman Islands	98-1013909
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

c/o Walkers Corporate Limited 190 Elgin Avenue George Town, Grand Cayman Cayman Islands	KY1-9008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 29, 2023, SMART Global Holdings, Inc., a Cayman Islands exempted company (“SGH”), completed its previously announced divestiture of SMART Modular Technologies do Brasil – Indústria e Comercio de Componentes Ltda., a sociedade limitada governed by the laws of Brazil (“SMART Brazil”) pursuant to the terms of that certain Stock Purchase Agreement (the “Purchase Agreement”), by and among SMART Modular Technologies (LX) S.à r.l., a société à responsabilité limitée governed by the laws of Grand Duchy of Luxembourg and a wholly owned subsidiary of SGH (“Seller”), Lexar Europe B.V., a company organized under the laws of The Netherlands (“Purchaser”), Shenzhen Longsys Electronics Co., Ltd., a company limited by shares governed by the laws of the People’s Republic of China (“Longsys”), solely with respect to certain provisions therein, Shanghai Intelligent Memory Semiconductor Co., Ltd., a limited liability company governed by the laws of the People’s Republic of China, and, solely with respect to certain provisions therein, SGH.

Pursuant to the Purchase Agreement, Seller sold to Purchaser, and Purchaser purchased from Seller, 81% of Seller’s right, title and interest in and to the outstanding quotas of SMART Brazil, with Seller retaining a 19% interest in SMART Brazil (the “Retained Interest”) (the “Divestiture”).

At the closing of the Divestiture (the “Closing”), Purchaser paid to Seller (based on a total enterprise value of $205 million for SMART Brazil) an upfront cash purchase price of approximately $140 million, which amount reflects certain customary adjustments and estimated withholding tax due in connection with the Closing as set forth in the Purchase Agreement. In addition, pursuant to the Purchase Agreement, SGH has a right to receive, and Purchaser will be obligated to pay a deferred cash purchase price of approximately $28 million eighteen months following the Closing, subject to certain conditions. Further, subject to and at the time of exercise of the Put/Call Option (as defined below), Purchaser shall pay to Seller an additional cash payment equal to 19% of the amount of SMART Brazil’s cash at Closing (as calculated pursuant to the Purchase Agreement) minus the amount of SMART Brazil’s indebtedness at the Closing (as calculated pursuant to the Purchase Agreement).

Pursuant to the Purchase Agreement, at the Closing, SMART Brazil, Seller, Purchaser and Longsys entered into a Quotaholders Agreement, which provides Seller with a put option to sell the Retained Interest in SMART Brazil to the Purchaser (the “Put Option”) during three exercise windows following its fiscal years ending December 31, 2026, December 31, 2027 or December 31, 2028 (the “Exercise Windows”), with such Exercise Windows beginning on June 15, 2027 and ending on July 15, 2027, beginning on June 15, 2028 and ending on July 15, 2028 and beginning on June 15, 2029 and ending on July 15, 2029, respectively. A call option has also been granted to Purchaser to require Seller to sell the Retained Interest to the Purchaser during the Exercise Windows (together with the Put Option, the “Put/Call Option”). The price for the Put/Call Option is based on a 100% enterprise value of 7.5x net income for SMART Brazil for the preceding fiscal year at the time of exercise. The Quotaholders Agreement also provides, among other things, for certain governance and approval rights among the parties thereto.

The foregoing description of the Purchase Agreement, the Divestiture and the other transactions contemplated by the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to SGH’s Current Report on Form 8-K filed with the SEC on June 13, 2023, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 30, 2023, SGH issued a press release announcing the completion of the Divestiture, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 on this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Use of Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. These statements include, but are not limited to, statements concerning the Divestiture and other transactions contemplated by the Purchase Agreement, including the deferred cash purchase price to be paid eighteen months following the Closing and the exercise of the Put/Call Option. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “believe,” “could,” “will,” “may” and other words of similar meaning. These forward-looking statements are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside SGH’s control, including, among others: failure to realize the anticipated benefits of the Divestiture; the separation and transition of our SMART Brazil business in connection with the Divestiture may involve unexpected costs or consequences; completion of the Divestiture could impair our ability to protect our trademarks and brand; and other factors and risks detailed in SGH’s filings with the U.S. Securities and Exchange Commission, which include SGH’s most recent Annual Report on Form 10-K, including SGH’s future filings. Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of SGH to be materially different from SGH’s forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and SGH does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, issued on November 30, 2023, announcing the completion of the Divestiture

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2023	SMART Global Holdings, Inc.

	By:	/s/ Ken Rizvi
Ken Rizvi
Senior Vice President and Chief Financial Officer